LORD ABBETT SERIES FUND

Growth and Income Portfolio

Supplement dated September 17, 2013 to the

Prospectus dated May 1, 2013

Each change below is effective October 1, 2013.

The following replaces the subsection titled “Management – Portfolio Managers” on page 7 of the prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Deepak Khanna, Partner and Portfolio Manager	2010
Sean J. Aurigemma, Portfolio Manager	2010

The following replaces the subsection titled “Management and Organization of the Fund – Portfolio Managers” on pages 13 of the prospectus:

Portfolio Managers. The Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Deepak Khanna, Partner and Portfolio Manager, heads the team. Mr. Khanna returned to Lord Abbett in 2007 from Jennison Associates LLC where he was Managing Director from 2005 to 2007. Mr. Khanna’s former experience at Lord Abbett includes serving as a senior research analyst for other investment strategies from 2000 to 2005. He has been a member of the team since 2010. Assisting Mr. Khanna is Sean J. Aurigemma, Portfolio Manager. Mr. Aurigemma joined Lord Abbett in 2007 and has been a member of the team since 2010. Messrs. Khanna and Aurigemma are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.